Exhibit 10(a)

Contract No. 113419

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
TRANSPORTATION RATE SCHEDULE FTS
AMENDMENT NO. 11 DATED February 26, 2003
TO AGREEMENT DATED January 15,1998 (Agreement)

1.	[ ] Exhibit A dated February 26, 2003. Changes Primary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.

2.	[ ] Exhibit B dated February 26, 2003. Changes Primary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

3.	[X] Exhibits A and B dated February 26, 2003. Changes Primary Receipt and Delivery Points and Point MDQ's. These Exhibits A and B replace any previously dated Exhibits A and B.

4.	[X] Exhibit C dated February 26, 2003. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

5.	[X] In Section 2. of Agreement, revise Agreement MDQ:
0 MMBtu per day for the period May 1, 2003 to October 14, 2003
110,000 MMBtu per day for the period October 15. 2003 to April 15, 2004
0 MMBtu per day for the period April 16, 2004 to October 14, 2004
110,000 MMBtu per day for the period October 15, 2004 to April 15, 2005
0 MMBtu per day for the period April 16, 2005 to October 14, 2005
110,000 MMBtu per day for the period October 15, 2005 to April 15, 2006
0 MMBtu per day for the period April 16, 2006 to April 30, 2006

6.	[ ] Revise Service Options

Service option selected (check any or all):

[ ] LN [ ] SW [ ] NB

7.	[X] The term of this Agreement is extended through April 30, 2006.

8.	[ ] Other:

This Amendment No. 11 becomes effective May 1, 2003.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

AGREED TO BY:

THE NATURAL GAS PIPELINE OF AMERICA "Natural"	THE PEOPLES GAS LIGHT AND COKE COMPANY "Shipper"
By: /s/ DAVID J. DEVINE	By: /s/ WILLIAM E. MORROW
Name: David J. Devine	Name: William E. Morrow
Title: Vice President, Financial Planning	Title: Executive Vice President

EXHIBIT A
DATED: February 26, 2003
EFFECTIVE DATE: May 1, 2003

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  113419

RECEIPT POINT/S
Name / Location	County/Parish Area	State	Pin No.	Zone	MDQ (MMBtu/d)
PRIMARY RECEIPT POINT/S
5/1/2003 - 10/14/2003
1. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	0
10/15/2003 - 4/15/2004
2. ENBRIDG/NGPL MAUD MILLER INTERCONNECT WITH NGC ENERGY ON TRANSPORTER'S MAUD LATERAL IN SEC. 33-T17S-R28W, MILLER COUNTY, ARKANSAS.	MILLER	AR	3844	08	110000
4/16/2004 - 10/14/2004
3. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	0
10/15/2004 - 4/15/2005
4. ENBRIDG/NGPL MAUD MILLER INTERCONNECT WITH NGC ENERGY ON TRANSPORTER'S MAUD LATERAL IN SEC. 33-T17S-R28W, MILLER COUNTY, ARKANSAS.	MILLER	AR	3844	08	110000
4/16/2005 - 10/14/2005
5. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	0
10/15/2005 - 4/15/2006
6. ENBRIDG/NGPL MAUD MILLER INTERCONNECT WITH NGC ENERGY ON TRANSPORTER'S MAUD LATERAL IN SEC. 33-T17S-R28W, MILLER COUNTY, ARKANSAS.	MILLER	AR	3844	08	110000
4/16/2006 - 4/30/2006
7. KMTP/NGPL GOODRICH TAP POLK INTERCONNECT WITH MIDCON TEXAS PIPELINE COMPANY ON TRANSPORTER'S GULF COAST MAINLINE IN OR NEAR THE AUGUSTINE VIESCA SURVEY, A-77, POLK COUNTY, TEXAS.	POLK	TX	5579	03	0

SECONDARY RECEIPT POINT/S

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

EXHIBIT B
DATED February 26, 2003
EFFECTIVE DATE: May 1, 2003

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  113419

DELIVERY POINT/S
Name / Location	County/Parish Area	State	Pin No.	Zone	MDQ (MMBtu/d)
PRIMARY DELIVERY POINT/S
5/1/2003 - 10/14/2003
1. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	0
2. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	0
10/15/2003 - 4/15/2004
3. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	45000
4. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	20000
5. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	45000
4/16/2004 - 10/14/2004
6. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	0
7. PGLC/NGPL OAKTON. STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	0
10/15/2004 - 4/15/2005
8. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	45000
9. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	20000
10. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	45000
4/16/2005 - 10/14/2005
11. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	0
12. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	0
10/15/2005 - 4/15/2006
13. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	45000
14. PGLC/NGPL CALUMET #3 COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S CALUMET LINE #3 IN SEC. 6-T37N-R15E, COOK COUNTY, ILLINOIS.	COOK	IL	3296	09	20000
15. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	45000
4/16/2006 - 4/30/2006
16. NO SHORE/NGPL GRAYSLAKE LAKE INTERCONNECT WITH NORTH SHORE GAS COMPANY LOCATED IN SEC. 12-T44N-R10E, LAKE COUNTY, ILLINOIS.	LAKE	IL	900001	09	0
17. PGLC/NGPL OAKTON STREET COOK INTERCONNECT WITH THE PEOPLES GAS LIGHT AND COKE COMPANY ON TRANSPORTER'S HOWARD STREET LINE IN SEC. 26-T41N-R13E, COOK COUNTY, ILLINOIS	COOK	IL	904174	09	0

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

EXHIBIT C
DATED February 26, 2003
EFFECTIVE DATE: May 1, 2003

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  113419

Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

EXHIBIT C
DATED February 26, 2003
EFFECTIVE DATE: May 1, 2003

COMPANY:  THE PEOPLES GAS LIGHT AND COKE COMPANY
CONTRACT:  113419

	Segment Number	Upstream Segment	Forward/Backward Haul (Contractual)	Flow Through Capacity

5/1/2003 - 10/14/03				0

10/15/2003 - 4/15/2004
1.	27	0	F	0
2.	28	27	F	110000
3.	30	28	F	45000
4.	33	36	F	20000
5.	35	28	B	20000
6.	36	35	F	20000
7.	39	40	F	45000
8.	40	28	F	45000

4/16/04 - 10/14/04				0

10/15/2004 - 4/15/2005
9.	27	0	F	0
10.	28	27	F	110000
11.	30	28	F	45000
12.	33	36	F	20000
13.	35	28	B	20000
14.	36	35	F	20000
15.	39	40	F	45000
16.	40	28	F	45000

4/16/05- 10/14/05				0

10/15/2005 - 4/15/2006
17.	27	0	F	0
18.	28	27	F	110000
19.	30	28	F	45000
20.	33	36	F	20000
21.	35	28	B	20000
22.	36	35	F	20000
23.	39	40	F	45000
24.	40	28	F	45000

4/16/05- 4/30/06				0